                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          October 29, 2001
                                                     ---------------------------

                                   Belo Corp.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              Delaware                         001-08598                          75-0135890
  -------------------------------     ------------------------      ---------------------------------
  (State or other jurisdiction of     (Commission file number)      (IRS employer identification no.)
           incorporation)


P.O. Box 655237, Dallas, Texas                                                   75265-5237
----------------------------------------                                         ----------
(Address of principal executive offices)                                         (Zip code)


Registrant's telephone number, including area code         (214) 977-6606
                                                       ----------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On October 29, 2001, the Registrant entered into an underwriting agreement, dated October 29, 2001 (the "Underwriting Agreement"), by and among the Registrant and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein (the "Underwriters"), for the issuance and sale to the Underwriters of $350,000,000 aggregate principal amount of the Registrant's 8.00% Senior Notes due 2008 (the "Securities").

         A copy of the Underwriting Agreement and a form of the note evidencing the Securities are filed herewith as exhibits to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                 1 Underwriting agreement, dated October 29, 2001, by and among the Registrant and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

                 4     Form of proposed Senior Note due 2008.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2001

                                        BELO CORP.


                                        By:    /s/ Brenda C. Maddox
                                               --------------------------------
                                        Name:  Brenda C. Maddox
                                        Title: Vice President, Assistant
                                               Secretary and Treasurer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
--------                           -----------
  1                    Underwriting agreement, dated October 29, 2001, by and
                       among the Registrant and Banc of America Securities LLC
                       and J.P. Morgan Securities Inc., as representatives of
                       the underwriters named therein.

  4                    Form of proposed Senior Note due 2008.